Fourth Quarter 2024 Earnings Call Presentation 22 January 2025 Note: update footnote copyright year annually

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2023 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”) including WesBanco’s Form 10-Q for the quarters ended March 31, 2024, June 30, 2024 and September 30, 2024, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.WesBanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, that the proposed merger with Premier Financial Corp. (“Premier Financial” or “Premier”) may not close when expected, that the businesses of WesBanco and Premier may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the merger of WesBanco and Premier may not be fully realized within the expected timeframes; disruption from the proposed merger of WesBanco and Premier may make it more difficult to maintain relationships with clients, associates, or suppliers; the required governmental approvals of the proposed Merger may not be obtained on the expected terms and schedule; the effects of changing regional and national economic conditions, changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the Consumer Financial Protection Bureau, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Statements in this presentation with respect to the expected timing of and benefits of the proposed merger between WesBanco and Premier, the parties’ plans, obligations, expectations, and intentions, and the statements with respect to accretion, earn back of tangible book value, tangible book value dilution and internal rate of return, constitute forward-looking statements as defined by federal securities laws. Such statements are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: the businesses of WesBanco and Premier may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the proposed merger may not be fully realized within the expected time frames; disruption from the proposed merger may make it more difficult to maintain relationships with clients, associates, or suppliers; the required governmental approvals of the proposed merger may not be obtained on the expected terms and schedule; changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; the nature, extent, and timing of governmental actions and reforms; extended disruption of vital infrastructure; and other factors described in WesBanco’s 2023 Annual Report on Form 10-K, Premier’s 2023 Annual Report on Form 10-K, and documents subsequently filed by WesBanco and Premier with the Securities and Exchange Commission. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as pre-tax pre-provision income, tangible common equity/tangible assets; net income excluding after-tax restructuring and merger-related expenses; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC.

Additional Information About the Merger and Where to Find It In connection with the proposed Merger, the Company filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 which includes a joint proxy statement of Premier Financial and the Company and a prospectus of the Company with respect to shares of the Company’s common stock to be issued in the proposed transaction, as well as other relevant documents concerning the proposed transaction. The Form S-4 was declared effective on October 28, 2024, and Wesbanco and Premier Financial commenced mailing to their respective shareholders on or about November 1, 2024 in connection with their respective special meetings of shareholders, which were held on December 11, 2024, at which the shareholders of both companies approved all matters related to the proposed transaction that were submitted for a vote. This communication is not a substitute for the Registration Statement on Form S-4, the joint proxy statement/Prospectus or any other document that the Company and/or Premier Financial may file with the SEC in connection with the proposed transaction. SHAREHOLDERS OF THE COMPANY, SHAREHOLDERS OF PREMIER FINANCIAL AND OTHER INTERESTED PARTIES ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The Registration Statement on Form S-4, which includes the joint proxy statements/prospectus, and other related documents filed by the Company or Premier with the SEC, may be obtained for free at the SEC’s website at www.sec.gov, and from either the Company’s or Premier Financial’s website at www.wesbanco.com or www.premierfincorp.com, respectively. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No Offer or Solicitation

Continued strong loan growth both year-over-year and quarter-over-quarter, driven by commercial lending Total loans have grown at a compound annual rate of 9.1% since year-end 2021 Deposit growth fully funded loan growth both year-over-year and quarter-over-quarter Deposit growth, excluding CDs, increased 3.9% year-over-year Fee income increased $6.3 million, or 21%, year-over-year WesBanco remains well-capitalized with solid liquidity, a strong balance sheet with capacity to fund loan growth, and key credit quality metrics at low levels Nationally recognized as one of America’s Best Regional Banks and a Most Trusted Company in America Net Income Available to Common Shareholders and Diluted EPS(1) $47.6 million; $0.71/share Total Loan Growth +6.6% QoQ (annualized); +8.7% YoY Total Deposit Growth +8.6% QoQ (annualized); +7.3% YoY Average loans to average deposits 89.2% Non-Performing Assets to Total Assets 0.22% Tangible Common Equity to Tangible Assets(1) 8.70% Loan growth of $1 billion matched by deposit growth of $1 billion Note: financial and operational highlights during the quarter ended December 31, 2024 (1) Non-GAAP measure – please see reconciliation in appendix; excludes restructuring and merger-related expenses Q4 2024 Financial and Operational Highlights

Key metrics Note: PTPP = pre-tax, pre-provision Non-GAAP measure – please see reconciliation in appendix Excludes restructuring and merger-related expenses Q4 2024 Financial and Operational Highlights

+8.7% year-over-year and +1.6% (or +6.6% annualized) quarter-over-quarter Commercial loan growth was +10.7% year-over-year and +8.5% quarter-over-quarter annualized Loan growth continues to be driven by the strong performance by our banking teams across our markets Loan production offices continue to contribute meaningfully to both commercial loan growth and loan pipeline, which was approximately $765 million, as of 12/31/2024 CRE loan payoffs totaled approximately $160 million during the fourth quarter ($350 million year-to-date) Normalized historical payoffs are in the $500 million range C&I line utilization, for the Q4 2024, was ~35%, as compared to a mid-40% range prior to the pandemic Total loans up $1.0 billion year-over-year Q4 2024 Total Portfolio Loans

Strong deposit growth fully funded strong loan growth Note: “uninsured deposits” are approximated; “collateralized municipal deposits” are collateralized by securities Deposits of $14.1 billion were up 7.3% year-over-year and 8.6% annualized quarter-over-quarter, reflecting the success of our summer deposit gathering and retention campaign When excluding CDs, total deposits increased 3.9% year-over-year and 7.7% quarter-over-quarter annualized Strong sequential quarter deposit growth of $233 million (excluding CD growth) fully funded solid loan growth of $205 million Distribution: consumer ~54% and business ~33% (note: public funds, which are separately collateralized, ~13%) The composition of total deposits has stabilized as total demand deposits represented 54% of total deposits, with the non-interest bearing component representing 27%, throughout the year Average loans to average deposits were 89.2%, providing continued capacity to fund loan growth Q4 2024 Total Deposits

Tangible common equity to tangible assets ratio improved 108 basis points year-over-year to 8.70% Weighted average yield 2.63% vs. 2.48% last year Weighted average duration 4.7 Total unrealized securities losses (after-tax): Available for Sale (“AFS”) = $224MM Held to Maturity (“HTM”) = $111MM Note: HTM losses not recognized in accumulated other comprehensive income Securities 18.3% of assets, down 97 basis points year-over-year Note: weighted average yields have been calculated on a taxable-equivalent basis using the federal statutory rate of 21%; after-tax unrealized losses have been calculated using the Other Comprehensive Income (“OCI”) tax rate of ~24% Non-GAAP measure – please see reconciliation in appendix Q4 2024 Total Securities

NIM benefiting from loan growth and the paydown of borrowings Q4 2024 NIM of 3.03 improved 8 basis points from the third quarter and 1 basis point from the prior year period, through a combination of higher loan and securities yields and lower funding costs Loan yields increased 19 basis points year-over-year but declined 13 basis points quarter-over-quarter, reflecting the impact of the 100 basis points of Federal Reserve interest rate cuts, since September Deposit funding costs, including non-interest bearing deposits, were 197 basis points, increasing 36 basis points year-over-year but decreasing 8 basis points sequentially Paid down Federal Home Loan Bank borrowings by $175 million from 9/30/2024, which was funded by deposit growth exceeding loan growth during the fourth quarter FHLB borrowings are down approximately $0.5 billion since 6/30/2024 Q4 2024 Net Interest Margin (NIM)

Non-interest income increased year-over-year reflecting growth in net swap fee and valuation income, trust fees, and service charges on deposits, which include new products and services and treasury management fees Gross swap fees were $1.3 million, compared to $2.2 million in the prior year Fair market valuation gain of $1.9 million, as compared to a $2.5 million loss last year Service charges on deposits reflect fee income from new products and services and treasury management, as well as increased general consumer spending Trust fees reflect organic growth and market valuation changes Other fee income included a $2.3 million from the transfer of certain liabilities for future pension payments to a third-party insurance company Fee income increased $6.3 million, or 21%, year-over-year Note: OREO = other real estate owned; AUM = assets under management; securities account values include annuities Q4 2024 Non-Interest Income

Focused on efficiency gains to support positive operating leverage Q4 2024 Non-Interest Expense Non-interest expense, excluding merger and restructuring charges, increased just 1% year-over-year, reflecting company-wide efficiency efforts The year-over-year increase was primarily due to equipment and software expense Equipment and software expense increased year-over-year due to the impact of the prior year ATM upgrades, which were phased in throughout the prior year FDIC insurance increased due to an increase in the minimum rate for all banks Salaries and wages increased primarily due to mid-year merit increases offset somewhat by lower full-time equivalent employees

Favorable asset quality measures compared to peer bank group Note: financial data as of quarter ending for dates specified; peer bank group includes all U.S. banks with total assets of $10B to $25B from S&P Capital IQ (as of 1/13/2025) and represent simple averages except criticized & classified loans as % of total loans which is a weighted average Non-Performing Assets as % of Total Assets Net Charge-Offs as % of Average Loans (Annualized) Allowance for Credit Losses as % of Total Loans Criticized & Classified Loans as % of Total Loans Strong Legacy of Credit Quality

Allowance coverage ratio of 1.10% Note: ACL at 12/31/2024 excludes off-balance sheet credit exposures of $6.1 million The allowance for credit losses was $138.8 million at December 31, 2024, which provided a coverage ratio of 1.10% Excluded from the allowance for credit losses and related coverage ratio are fair market value adjustments on previously acquired loans representing 0.08% of total loans The decrease in the allowance was driven by improvements in the macroeconomic forecasts related to lower unemployment assumptions and a more normalized yield curve offsetting loan portfolio growth and office portfolio reserves Q4 2024 Current Expected Credit Loss (CECL)

Capital ratios above both regulatory and well-capitalized levels Note: financial data as of quarter ending 12/31; current year data as of 12/31/2024; WSBC adopted Current Expected Credit Losses (“CECL”) accounting standard on 1/1/2020; in conjunction with the pending acquisition of Premier Financial Corp., WSBC raised $200MM of common equity on 8/1/2024 to support the pro-forma bank’s balance sheet, regulatory ratios, and future growth Under the existing share repurchase authorization that was approved on February 24, 2022 by WesBanco’s Board of Directors Non-GAAP measure – please see reconciliation in appendix Tangible Equity to Tangible Assets (2) Tier 1 Risk-Based Capital Ratio Well-Capitalized 8.0% Required 6.0% Strong regulatory capital ratios significantly above both regulatory requirements and well-capitalized levels, with favorable tangible equity levels compared to peers ~1.0 million shares continue to remain for repurchase (as of 12/31/2024)(1) No shares repurchased on the open market during Q4 2024 Strong Capital Position

Appendix

Pre-Tax, Pre-Provision Income (PTPP) and Ratios Reconciliation

Net Income and Diluted Earnings per Share (EPS) Reconciliation

Tangible Book Value per Share Reconciliation

Efficiency Ratio Reconciliation

Return on Average Assets (1) three-, six-, and nine-month (as applicable) figures are annualized Reconciliation

Return on Average Tangible Equity (1) three-, six-, and nine-month (as applicable) figures are annualized Reconciliation

Tangible Equity to Tangible Assets Note: Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; Fidelity Bancorp merger closed November 2012; AmTrust 5 branch acquisition closed March 2009; Oak Hill Financial closed November 2007 Reconciliation